SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) September 29, 1997

                     MERIT Securities Corporation, Series 3
               (Exact name of registrant as specified in charter)

         Virginia                  03992                        54-1736551
(State or other jurisdiction    (Commission                   (IRS Employer
     of incorporation)          File Number)                Identification No.)

     10900 Nuckols Road
     Glen Allen, Virginia
     Attn:  Vice President                              23060
     (Address of principal executive offices)         (Zip Code)

  Registrant's telephone number including area code (804) 217-5800

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                     MERIT Securities Corporation, Series 3
                                    Form 8-K

                                      INDEX

                                                           Page Number

Item 5.       Other Events                                      3

Item 7.       Financial Statements and Exhibits                 3

SIGNATURES                                                      4

INDEX OF EXHIBITS                                               5

                                  2

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ITEM 5.  OTHER EVENTS

The MERIT Securities Corporation, Series 3 makes monthly remittances to security holders. The latest remittance was made September 29, 1997. We have furnished a monthly remittance statement delivered to the trustee with security holder payment instructions.

Monthly Remittance Statement.........................................Exhibit 1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits

     1.  Monthly Remittance Statement dated as of September 29, 1997

                                  3

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                              Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

September 30, 1997                    MERIT SECURITIES CORPORATION

                           By:______________________________

                           Name:    Lisa R. Cooke

                           Title:   Vice President

                                  4

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                                INDEX OF EXHIBITS

                                         Page of  Sequentially
                                         Numbered Pages

1.   Monthly Remittance Statement dated                    6-10
     as of September 29, 1997

                                  5